-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


               Date of Report:  December 13, 1999
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

---------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              (99)  Press release and additional information.

                           Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ Michael A. Harring
                                   ----------------------------
                                   Michael A. Harring,
                                   Secretary


Dated:  December 13, 1999

                         Exhibit Index



                                                    Sequential
Number and Description of Exhibit                   Page Number


(99)  Press release and additional information         Pg. 5

                                                  EXHIBIT 99


(Deere Logo)                        (Timberjack Logo)


Contact:                            Contact:
Ken Golden                          Kati Renvall
Deere & Company                     Timberjack Group
Moline, Illinois (USA)              Helsinki, Finland
309/765-5678                        +358 204 84 6003
goldenken@jdcorp.deere.com          Kati.Renvall@timberjack.com


FOR IMMEDIATE RELEASE - December 13, 1999
-------------------------------------------------------------

DEERE & COMPANY ACQUIRES TIMBERJACK GROUP OF HELSINKI, FINLAND
TO CREATE WORLD'S LEADING PRODUCER OF FORESTRY EQUIPMENT


    HELSINKI, Finland - Two world leaders in the production of forestry equipment today announced they will join forces when Deere & Company, Moline, Illinois (USA), acquires the Timberjack Group, Helsinki (Finland) from the Metso Corporation of Finland for $600 million. Timberjack reported annual sales of $580 million in 1998.

    "The acquisition of Timberjack represents a major step in our global growth strategy. We are pleased to have a company of such strength join the John Deere family," said Hans W. Becherer, chairman and chief executive officer of Deere & Company.

    Pierre Leroy, president of the corporation's Worldwide
Construction Equipment Division, added, "This is a bold move that signals our continued drive to grow worldwide and offer the broadest range of solutions for our customers."

    "Timberjack and John Deere are recognized around the world for quality and customer focus," said Mikko Rysa, President of Timberjack. "These two strong brands will be maintained and leveraged in combination to broaden our customer base and world leadership."

    Both companies said Timberjack's current management will remain and that the forestry products operations of both
Timberjack and John Deere are important for the long-term success of the union.

    Leroy said Deere and Timberjack would achieve cost savings in product design, supply management and manufacturing efficiencies while further enhancing Deere's renowned customer support capabilities.

    There will also be an immediate focus on serving current customers and dealers of both John Deere and Timberjack, Leroy said. In some markets, some products will be dual branded for distribution to both Deere and Timberjack dealers. This broadens the product line available to Deere dealers and gives Timberjack dealers access to services from John Deere Credit and Deere's customer support infrastructure.

    The transaction is expected to close early in calendar year
2000 pending regulatory approvals in the United States and the European Commission.

    Timberjack is the world's leading manufacturer of forestry machines, with its products in use in more than 80 countries. It has manufacturing facilities in Finland, Sweden, Canada and the United States. Deere, the world leader in agricultural machinery, also is a leading supplier of timber harvesting equipment and attachments in North America, with manufacturing operations in the United States and Canada.